Exhibit 10.1
AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY
This AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of May 28, 2021 is entered into by and among INTEGRA RECEIVABLES LLC (“Integra”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), INTEGRA LIFESCIENCES SALES LLC (“Integra Sales”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, INTEGRA LIFESCIENCES HOLDINGS CORPORATION (“Integra Holdings”), as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Receivables Financing Agreement”; and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);
WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 21, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and
WHEREAS, the parties hereto wish to further amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.
SECTION 2. Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:
(a)Section 1.01 of the Original Receivables Financing Agreement is hereby amended by adding the following definitions of “Erroneous Payment” and “Erroneous Payment Notice” in their entirety in the appropriate alphabetical order:
“Erroneous Payment” has the meaning set forth in Section 10.11(a).

“Erroneous Payment Notice” has the meaning set forth in Section 10.11(b).
(b)Clause (b) of the definition of “Excess Concentration” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
(b) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors, over (ii) the product of (x) thirty percent (30.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; provided, however, that the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors (A) organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating from and including “A” to and including “BBB” by S&P or from and including “A2” to and including “Baa3” by Moody’s, shall not exceed twenty percent (20.00%) of the aggregate Outstanding Balance of all Eligible Receivables, (B) organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating equal to or less than “BB+” by S&P or “Ba1” by Moody’s, shall not exceed five percent (5.00%) of the aggregate Outstanding Balance of all Eligible Receivables, (C) organized in, and whose principal place of business is in, the People’s Republic of China, shall not exceed seven and one half percent (7.50%) of the aggregate Outstanding Balance of all Eligible Receivables and (D) organized in, and whose principal place of business is in, a country other than the People’s Republic of China, shall not exceed five percent (5.00%) of the aggregate Outstanding Balance of all Eligible Receivables; plus
(c)Section 1.01 of the Original Receivables Financing Agreement is hereby amended by deleting the definition of “Scheduled Termination Date” in its entirety and replacing it with the following:
“Scheduled Termination Date” means May 28, 2024.
(d)Section 4.06 of the Original Receivables Financing Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
    SECTION 4.06.     Benchmark Replacement Setting.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Majority Group Agents.
(b)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.

(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.06(d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or the Majority Group Agents pursuant to this Section 4.06, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 4.06.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Loan bearing interest based on USD LIBOR, conversion to or continuation of Loans bearing interest based on USD LIBOR to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Loan of or conversion to Loans bearing interest under the Base Rate Option. During any Benchmark
Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
(f)Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Transaction Document and subject to the proviso below in this Section 4.06(f), if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Transaction Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document; and (ii) Loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to Loans bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, this Section 4.06(f) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice.

(g)Certain Defined Terms. As used in this Section 4.06:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then current Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.06(d), or (y) if the then current Benchmark is not a term rate nor based on a term rate, any payment period for interest calculated with reference to such Benchmark pursuant to this Agreement as of such date.
“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.06(a).
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1)the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;
(2)the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; and
(3)the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1)for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Available Tenor that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;
(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Available Tenor that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2)for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities;
provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;
(3)in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Lenders and the Borrower pursuant to this Section 4.06, which date shall be at least thirty (30) days from the date of the Term SOFR Notice; or
(4)in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Group Agents, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from the Majority Group Agents.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 4.06 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Transaction Document in accordance with this Section 4.06.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:
(1)a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR or, if no floor is specified, zero.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.
“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.
“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for each Available Tenor, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with this Section 4.06 that is not Term SOFR. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“USD LIBOR” means any London interbank offered rate for U.S. dollars, including Adjusted LIBOR and LMIR, as applicable.

(e)Article X of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 10.11 immediately following the existing Section 10.10 thereof:
    SECTION 10.11.     Erroneous Payment.
(a)Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise), individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (i) that is in an amount different than (other than a de minimis difference), or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), or (ii) that was not preceded or accompanied by an Erroneous Payment Notice, it shall be on notice that, in each such case, an error has been made with respect to such Erroneous Payment. Each Lender further agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) that was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c)The Borrower and the Servicer hereby agree that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or the Servicer.
(d)Each party’s obligations under this Section 10.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) and the Servicer’s obligations (or any portion thereof) under any Transaction Document.
(f)Schedule I to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.

(g)Schedule III to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.
SECTION 3. Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date; and
(b) (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms.
SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment and (ii) the Amendment Fee Letter, dated as of the date hereof, by and among PNC, as the Administrative Agent, as a Committed Lender and as a Group Agent, and acknowledged and agreed to by the Structuring Agent and the Borrower (together, the “Amendment Documents”).
(b)PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(c)No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.
SECTION 5. Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7. Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8. Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.

SECTION 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10. Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 11. Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

INTEGRA RECEIVABLES LLC, as the Borrower

By:	/s/ Carrie L. Anderson
Name:	Carrie L. Anderson
Title	Executive Vice President, Chief Financial Officer, and Treasurer
(Principal Financial Officer)

INTEGRA LIFESCIENCES SALES LLC, as the Servicer By: Integra LifeSciences Corporation, its sole member

By:	/s/ Carrie L. Anderson
Name:	Carrie L. Anderson
Title	Executive Vice President, Chief Financial Officer, and Treasurer
(Principal Financial Officer)

Amendment 3 to RFA (Integra) S-1

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, as the Performance Guarantor

By:	/s/ Carrie L. Anderson
Name:	Carrie L. Anderson
Title	Executive Vice President, Chief Financial Officer, and Treasurer
(Principal Financial Officer)

Amendment 3 to RFA (Integra) S-2

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as the Group Agent for the PNC Group

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Senior Vice President

Amendment 3 to RFA (Integra) S-3

Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC, as the Structuring Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Managing Director

Amendment 3 to RFA (Integra) S-4

Exhibit A to Amendment 3 to RFA
SCHEDULE I Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Committed Lender	$150,000,000
PNC	Group Agent	N/A

Amendment 3 to RFA (Integra) Exh. B

Exhibit B to Amendment 3 to RFA
SCHEDULE III Notice Addresses
(A)in the case of the Borrower, at the following address:
Integra Receivables LLC
•Campus Road
Princeton, New Jersey 08540
Attention: Timothy Swiss
Telephone: 609-936-6969
Email: timothy.swiss@integralife.com
(B)in the case of the Servicer, at the following address:
Integra LifeSciences Sales LLC
•Campus Road
Princeton, New Jersey 08540
Attention: Timothy Swiss
Telephone: 609-936-6969
Email: timothy.swiss@integralife.com
(C)in the case of PNC or the Administrative Agent, at the following address:
PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, PA 15222
Attention: Brian Stanley
Telephone: (412) 768-2001
Facsimile: (412) 803-7142
Email: brian.stanley@pnc.com
(D)in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Amendment 3 to RFA (Integra) Exh. B

AMENDMENT NO. 2 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY
This AMENDMENT NO. 2 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of July 17, 2020, is entered into by and among INTEGRA RECEIVABLES LLC (“Integra”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), INTEGRA LIFESCIENCES SALES LLC (“Integra Sales”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), and MIZUHO BANK, LTD. (“Mizuho”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the Mizuho Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, INTEGRA LIFESCIENCES HOLDINGS CORPORATION (“Integra Holdings”), as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Receivables Financing Agreement”; and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);
WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 21, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and
WHEREAS, the parties hereto wish to further amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.
SECTION 2. Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:
Amendment 2 to RFA (Integra) 1

(a)The definition of “Federal Funds Rate” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted in its entirety.
(b)Section 1.01 of the Original Receivables Financing Agreement is hereby amended by adding the following definitions of “NYFRB”, “Overnight Bank Funding Rate”, “Relief Period”, “Temporarily Ineligible Obligor” and “Temporarily Ineligible Receivable” in the applicable alphabetical order:
“NYFRB” means the Federal Reserve Bank of New York.
“Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, the Overnight Bank Funding Rate for such time shall be a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower.
“Relief Period” means the Fiscal Months of July 2020, August 2020, September 2020 and October 2020.
“Temporarily Ineligible Obligor” means Promedon Do Brazil or any other Obligor requested by the Borrower and consented to in writing by the Majority Group Agents in their sole discretion until such time that the Majority Group Agents and the Borrower mutually agree that such Obligor is no longer deemed ineligible (including, for the avoidance of doubt, Promedon Do Brazil).
“Temporarily Ineligible Receivable” means any Receivable the Obligor of which is a Temporarily Ineligible Obligor.
(c)The definitions of “Base Rate”, “Credit Agreement” and “Total Reserves” set forth in Section 1.01 of the Original Receivables Financing Agreement are hereby deleted and replaced in their entirety with the following, respectively:
“Base Rate” means, for any day and any Lender, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the greater of:
(a)the rate of interest in effect for such day as publicly announced from time to time by the applicable Group Agent or its Affiliate as its “reference rate” or “prime rate”, as applicable. Such “reference rate” or “prime rate” is set by the applicable Group Agent or its Affiliate based upon various factors, including such Person’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and is not necessarily the lowest rate charged to any customer; and
(b)a half percent (0.50%) per annum above the latest Overnight Bank Funding Rate.
Amendment 2 to RFA (Integra) 2

“Credit Agreement” means that certain Sixth Amended and Restated Credit Agreement, dated as of February 3, 2020, by and among the Parent, as the borrower thereunder, each lender and issuing bank from time to time party thereto, Bank of America, N.A., as administrative agent, swing line lender and an L/C issuer thereunder, Citibank N.A., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, N.A., as co-syndication agents thereunder, and the various other co-documentation agents, joint lead arrangers and joint book managers party thereto, and so long as PNC and Mizuho Bank, Ltd. are each a lender under the Credit Agreement as amended, restated, supplemented or otherwise modified from time to time.
“Total Reserves” means, at any time of determination, an amount equal to the sum of (a) the product of (i) the sum of: (A) the Yield Reserve Percentage, plus (B) the greatest of (I) the sum of the Concentration Reserve Percentage plus the Minimum Dilution Reserve Percentage and (II) the sum of the Loss Reserve Percentage plus the Dilution Reserve Percentage, multiplied by (ii) the Adjusted Net Receivables Pool Balance at such time, plus (b) the Currency Reserve Amount; provided, that Temporarily Ineligible Receivables shall be excluded from each component of the calculations used to determine Total Reserves.
(d)Clause (a) of the definition of “Eligible Receivable” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
(a) the Obligor of which: (i) is either a U.S. Obligor or an Eligible Foreign Obligor; (ii) is not a Sanctioned Person; (iii) is not subject to any Insolvency Proceeding; (iv) is not an Affiliate of an Integra Party or the Parent; (v) does not have an aggregate Outstanding Balance of Pool Receivables as to which any payment, or part thereof, remains unpaid for one hundred twenty one (121) calendar days or more from the original due date for such payment that exceeds fifty percent (50%) of the aggregate Outstanding Balance of all of such Obligor’s Pool Receivables; (vi) is not a natural person; (vii) is not a material supplier to any Originator or an Affiliate of a material supplier; and (viii) is not a Temporarily Ineligible Obligor;
(e)Clause (b) of the definition of “Excess Concentration” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
(b) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors, over (ii) the product of (x) twenty two and a half percent (22.50%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; provided, however, that the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors (A) organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating from and including “A” to and including “BBB-” by S&P or from and including “A2” to and including “Baa3” by Moody’s, shall not exceed fifteen percent (15.00%) of the aggregate Outstanding Balance of all Eligible Receivables, (B) organized in, and whose principal place of business is in, a country that has a long-term sovereign foreigncurrency rating equal to or less than “BB+” by S&P or “Ba1” by Moody’s, shall not exceed five percent (5.00%) of the aggregate Outstanding Balance of all Eligible Receivables, (C) organized in, and whose principal place of business is in, the People’s Republic of China, shall not exceed five percent (5.00%) of the aggregate Outstanding Balance of all Eligible Receivables and (D) organized in, and whose principal place of business is in, a country other than the People’s Republic of China, shall not exceed five percent (5.00%) of the aggregate Outstanding Balance of all Eligible Receivables; plus
(f)Section 2.07 of the Original Receivables Financing Agreement is hereby deleted in its entirety.
(g)Article IV of the Original Receivables Financing Agreement is hereby amended by adding the following as new Section 4.06 and Section 4.07 immediately following the existing Section 4.05 in the appropriate numerical order:
Amendment 2 to RFA (Integra) 3

    SECTION 4.06.     Successor Adjusted LIBOR or LMIR.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Event, the Administrative Agent and the Borrower may amend this Agreement to replace Adjusted LIBOR or LMIR, as applicable, with a Benchmark Replacement; and any such amendment will become effective at 5:00 p.m. New York City time on the fifth (5th) Business Day after the Administrative Agent has provided such proposed amendment to all Lenders, so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Majority Group Agents. Until the Benchmark Replacement is effective, each advance, conversion and renewal of a Loan under Adjusted LIBOR or LMIR, as applicable, will continue to bear interest with reference to Adjusted LIBOR or LMIR, as applicable; provided however, during a Benchmark Unavailability Period (i) any pending selection of, conversion to or renewal of a Loan bearing interest under Adjusted LIBOR or LMIR, as applicable, that has not yet gone into effect shall be deemed to be a selection of, conversion to or renewal of the Base Rate with respect to such Loan, (ii) all outstanding Loans bearing interest under Adjusted LIBOR or LMIR, as applicable, shall automatically be converted to the Base Rate at the expiration of the existing Interest Period (or sooner, if Administrative Agent cannot continue to lawfully maintain such affected Loan under Adjusted LIBOR or LMIR, as applicable) and (iii) the component of the Base Rate based upon Adjusted LIBOR or LMIR, as applicable, will not be used in any determination of the Base Rate. No replacement of Adjusted LIBOR or LMIR with a Benchmark Replacement pursuant to this Section 4.06 will occur prior to the applicable Benchmark Transition Start Date.
(b)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Event, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent, the Lenders or the Majority Group Agents pursuant to this Section 4.06 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.06.
(d)Certain Defined Terms. As used in this Section 4.06:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to Adjusted LIBOR or LMIR, as applicable, for U.S. dollardenominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
Amendment 2 to RFA (Integra) 4

“Benchmark Replacement Adjustment” means, with respect to any replacement of Adjusted LIBOR or LMIR, as applicable, with an alternate benchmark rate for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of Adjusted LIBOR or LMIR, as applicable, with the applicable Benchmark Replacement (excluding such spread adjustment) by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of Adjusted LIBOR or LMIR, as applicable, for U.S. dollar-denominated syndicated credit facilities at such time and (b) which may also reflect adjustments to account for (i) the effects of the transition from Adjusted LIBOR or LMIR, as applicable, to the Benchmark Replacement and (ii) yield- or risk-based differences between Adjusted LIBOR or LMIR, as applicable, and the Benchmark Replacement.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to Adjusted LIBOR or LMIR, as applicable:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely ceases to provide Adjusted LIBOR or LMIR, as applicable; or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to Adjusted LIBOR or LMIR, as applicable:
(1)a public statement or publication of information by or on behalf of the administrator of Adjusted LIBOR or LMIR, as applicable, announcing that such administrator has ceased or will cease to provide Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Adjusted LIBOR or LMIR, as applicable;
Amendment 2 to RFA (Integra) 5

(2)a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of Adjusted LIBOR or LMIR, as applicable, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for Adjusted LIBOR or LMIR, as applicable, a resolution authority with jurisdiction over the administrator for Adjusted LIBOR or LMIR, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator for Adjusted LIBOR or LMIR, as applicable, which states that the administrator of Adjusted LIBOR or LMIR, as applicable, has ceased or will cease to provide Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Adjusted LIBOR or LMIR, as applicable; or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of Adjusted LIBOR or LMIR, as applicable, or a Governmental Authority having jurisdiction over the Administrative Agent announcing that Adjusted LIBOR or LMIR, as applicable, is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent by notice to the Borrower and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Adjusted LIBOR or LMIR, as applicable, and solely to the extent that Adjusted LIBOR or LMIR, as applicable, has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced Adjusted LIBOR or LMIR, as applicable, for all purposes hereunder in accordance with Section 4.06 and (y) ending at the time that a Benchmark Replacement has replaced Adjusted LIBOR or LMIR, as applicable, for all purposes hereunder pursuant to Section 4.06.
“Early Opt-in Event” means a determination by the Administrative Agent that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in this Section 4.06, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace Adjusted LIBOR or LMIR, as applicable.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
SECTION 4.07. LIBOR Notification. Section 4.06(a) of this Agreement provides a mechanism for determining an alternative rate of interest in the event that the London interbank offered rate is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Adjusted LIBOR” or “LMIR”, as applicable, or with respect to any alternative or successor rate thereto, or replacement rate therefor.
(h)The first sentence in Section 7.04 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
Amendment 2 to RFA (Integra) 6

The Borrower shall not, directly or indirectly, nor shall it permit any Integra Party or the Parent to, directly or indirectly, permit the Consolidated Total Leverage Ratio of the Parent and its consolidated Subsidiaries as of the last day of any consecutive four fiscal quarter period ending on the dates identified below to be greater than the ratio set forth below opposite such date (and so long as PNC and Mizuho Bank, Ltd. are each a lender under the Credit Agreement, or such other ratio for such related period as specified in the Credit Agreement from time to time):
(i)The table set forth in Section 7.04 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:

Four Fiscal Quarters Ending	Maximum Consolidated Total Leverage Ratio
First fiscal quarter ending after the Effective Date through June 30, 2022	5.00 to 1.00
September 30, 2022 through June 30, 2023	4.50 to 1.00
September 30, 2023 and the last day of each fiscal quarter thereafter	4.00 to 1.00

(j)Clause (f) of Section 9.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
(f) (i) the average for three (3) consecutive Fiscal Months of: (A) the Default Ratio shall exceed four percent (4.00%), (B) the Delinquency Ratio shall exceed (x) during the Relief Period, fourteen percent (14.00%) and (y) at all other times, twelve percent (12.00%) or (C) the Dilution Ratio shall exceed six percent (6.00%) or (ii) the Days’ Sales Outstanding shall exceed (x) during the Relief Period, seventy (70) calendar days and (y) at all other times, sixty five (65) calendar days; provided, that solely for purposes of this clause (f), Temporarily Ineligible Receivables shall be excluded from each component of the calculations used to determine compliance with the tests relating to the Default Ratio, the Delinquency Ratio, the Dilution Ratio and Days’ Sales Outstanding set forth in this clause (f);
SECTION 3. Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date; and
(b) (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms.
Amendment 2 to RFA (Integra) 7

SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment and (ii) the Amendment Fee Letter, dated as of the date hereof, by and among PNC, as the Administrative Agent, as a Committed Lender and as a Group Agent, Mizuho, as a Committed Lender and as a Group Agent and acknowledged and agreed to by the Structuring Agent and the Borrower (together, the “Amendment Documents”).
(b)PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group and Mizuho, as a Committed Lender and as the Group Agent for the Mizuho Group, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(c)No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.
SECTION 5. Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7. Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8. Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.
SECTION 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10. Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 11. Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
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Amendment 2 to RFA (Integra) 8

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

INTEGRA RECEIVABLES LLC, as the Borrower

By:	/s/ Jeffrey A. Mosebrook
Name:	Jeffrey A. Mosebrook
Title	Assistant Secretary

INTEGRA LIFESCIENCES SALES LLC, as the Servicer By: Integra LifeSciences Corporation, its sole member

By:	/s/ Jeffrey A. Mosebrook
Name:	Jeffrey A. Mosebrook
Title	Senior VP, Coporate Controller, and Principle Accounting Officer

Amendment 2 to RFA (Integra) S-1

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, as the Performance Guarantor

By:	/s/ Jeffrey A. Mosebrook
Name:	Jeffrey A. Mosebrook
Title	Senior VP, Coporate Controller, and Principle Accounting Officer

Amendment 2 to RFA (Integra) S-2

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as the Group Agent for the PNC Group

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Senior Vice President

Amendment 2 to RFA (Integra) S-3

Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC, as the Structuring Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title	Managing Director

Amendment 2 to RFA (Integra) S-4

MIZUHO BANK, LTD., as a Committed Lender

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title	Managing Director

MIZUHO BANK, LTD., as the Group Agent for Muzuho Group

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title	Managing Director
Amendment 2 to RFA (Integra) S-5

AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY
This AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT AND
REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of March 29, 2019, is entered into by and among INTEGRA RECEIVABLES LLC (“Integra”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), INTEGRA LIFESCIENCES SALES LLC (“Integra Sales”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), and MIZUHO BANK, LTD. (“Mizuho”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the Mizuho Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, INTEGRA LIFESCIENCES HOLDINGS CORPORATION (“Integra Holdings”), as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement, dated as of December 21, 2018 (the “Original Receivables Financing Agreement,” and as amended, restated, supplemented or otherwise modified through the date hereof, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);
WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 21, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and
WHEREAS, the parties hereto wish to amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.
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SECTION 2. Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:
(a)The definition of “Concentration Percentage” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Concentration Percentage” means (a) for any Group A Obligor, twenty percent (20.00%), (b) for any Group B Obligor, fifteen percent (15.00%), (c) for any Group C Obligor, ten percent (10.00%), (d) for the largest Group D Obligor, five percent (5.00%) and (e) for any Group D Obligor (excluding the largest Group D Obligor), three percent (3.00%).
(b)The definition of “Concentration Reserve Percentage” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Concentration Reserve Percentage” means, at any time of determination, the largest of: (a) the sum of the four (4) largest Obligor Percentages of the Group D Obligors, (b) the sum of the two (2) largest Obligor Percentages of the Group C Obligors, (c) the largest Obligor Percentage of the Group B Obligors and (d) twelve percent (12.00%).
(c)Clause (g) of the definition of “Excess Concentration” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby amended by replacing the “.” at the end of such clause and replacing it with the phrase “; plus”.
(d)The definition of “Excess Concentration” set forth in Section 1.01 of the Original
Receivables Financing Agreement is hereby amended by adding the following as a new clause (h) immediately following the existing clause (g) thereof:
(h) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables owing from the four (4) Group D Obligors with the four (4) largest Obligor Percentages of all Group D Obligors, over (ii) the product of (x) twelve percent (12.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
(e)The definition of “Total Reserves” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Total Reserves” means, at any time of determination, an amount equal to the sum of (a) the product of (i) the sum of: (A) the Yield Reserve Percentage, plus (B) the greatest of (I) the sum of the Concentration Reserve Percentage plus the Minimum Dilution Reserve Percentage and (II) the sum of the Loss Reserve Percentage plus the Dilution Reserve Percentage, multiplied by (ii) the Adjusted Net Receivables Pool Balance at such time, plus (b) the Currency Reserve Amount.
(f)The table set forth in Section 7.04 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
2

Four Fiscal Quarters Ending	Maximum Consolidated Total Leverage Ratio
First fiscal quarter ending after the Effective Date through March 31, 2019	5.50 to 1.00
June 30, 2019 through March 31, 2020	5.00 to 1.00
June 30, 2020 through March 31, 2021	4.50 to 1.00
June 30, 2021 and the last day of each fiscal quarter thereafter	4.00 to 1.00
(g)Schedule I to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.
(h)Schedule III to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.
SECTION 3. Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date; and
(b) (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms.
SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment, (ii) the Amended and Restated Fee Letter, dated as of the date hereof, by and among PNC, as the Administrative Agent, as a Committed Lender and as a Group Agent, Mizuho, as a Committed Lender and as a Group Agent, and the Structuring Agent, and acknowledged and agreed to by the Borrower, and (iii) the Assignment, Acceptance and Assumption, dated as of the date hereof, by and between PNC, as Assignor, and Mizuho, as
Assignee, and accepted by the Administrative Agent and the Borrower (collectively, the “Amendment Documents”).
3

(b)PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group and Mizuho, as a Committed Lender and as the Group Agent for the Mizuho Group, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(c)No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.
SECTION 5. Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7. Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8. Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.
SECTION 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10. Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 11. Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
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4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

INTEGRA RECEIVABLES LLC, as the Borrower

By:	/s/ Sravan K. Emany
Name:	Sravan K. Emany
Title	Treasurer

INTEGRA LIFESCIENCES SALES LLC, as the Servicer By: Integra LifeSciences Corporation, its sole member

By:	/s/ Sravan K. Emany
Name:	Sravan K. Emany
Title	Vice President -Treasurer, Investor Relations

Amendment 1 to RFA (Integra) S-1

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, as the Performance Guarantor

By:	/s/ Sravan K. Emany
Name:	Sravan K. Emany
Title	Vice President -Treasurer, Investor Relations

Amendment 1 to RFA (Integra) S-2

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as the Group Agent for the PNC Group

By:	/s/ Michael Brown
Name:	Michael Brown
Title	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Michael Brown
Name:	Michael Brown
Title	Senior Vice President

Amendment 1 to RFA (Integra) S-3

Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC, as the Structuring Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title	Senior Vice President

Amendment 1 to RFA (Integra) S-4

MIZUHO BANK, LTD., as a Committed Lender

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title	Managing Director

MIZUHO BANK, LTD., as the Group Agent for Muzuho Group

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title	Managing Director
Amendment 1 to RFA (Integra) S-5

Exhibit A to Amendment 1 to RFA
SCHEDULE I
Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Committed Lender	$100,000,000
PNC	Group Agent	N/A
Mizuho Group
Party	Capacity	Maximum Commitment
Mizuho	Committed Lender	$50,000,000
Mizuho	Group Agent	N/A

Amendment 1 to RFA (Integra) Exh. B-1

Exhibit B to Amendment 1 to RFA
SCHEDULE III
Notice Addresses
(A)in the case of the Borrower, at the following address:
Integra Receivables LLC
•Enterprise Drive
Plainsboro, New Jersey 08536
Attention: Sravan Emany
Telephone: 609-936-2488
Facsimile: 609-750-4245
Email: sravan.emany@integralife.com
(B)in the case of the Servicer, at the following address:
Integra LifeSciences Sales LLC
•Enterprise Drive
Plainsboro, NJ 08536
Attention: Sravan Emany
Telephone: 609-936-2488
Facsimile: 609-750-4245
Email: sravan.emany@integralife.com
(C)in the case of PNC or the Administrative Agent, at the following address:
PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, PA 15222
Attention: Robyn Reeher
Telephone: (412) 768-3090
Facsimile: (412) 762-9184
Email: robyn.reeher@pnc.com
(D)in the case of Mizuho, at the following address:
Mizuho Bank, Ltd.
1251 Avenue of the Americas
New York, NY 10020
Attention: Johan Andreasson
Telephone: (212)282-3544
Email: johan.andreasson@mizuhogroup.com
(E)in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Amendment 1 to RFA (Integra) Exh. B-1